UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      February 24, 2005
                                                       -------------------------

                              ESCALADE, INCORPRATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                0-6996                                 13-2739290
--------------------------------------------------------------------------------
       (Commission File Number)             (IRS Employer Identification No.)


         251 Wedcor Avenue, Wabash, Indiana 46992                    46992
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                  (Zip Code)

                                 (260) 569-7208
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On February 18, 2005, the compensation committee met and reviewed the annual compensation of Escalade key executives. The compensation committee then met with the other independent directors and unanimously approved the following annual base salaries for 2005:

         Officer                  Title                    Annual Base Salary
         -----------------------------------------------------------------------
         C. W. (Bill) Reed        President and CEO             $244,000
         Terry Frandsen           VP Finance, CFO               $150,000

In the same meeting the independent directors granted stock options under the 1997 Incentive Stock Option plan to Mr. Reed and Mr. Frandsen in the amount of 40,000 shares each. Under the terms of the option plan the options vest in equal installments over a period of four years from the date of grant. The exercise price is equal to the market closing price on the date of grant.



Section 8 - Other Events

Item 8.01   Other Events.

On February 18, 2005, the Board of Directors of Escalade, Inc. authorized the payment of a fifteen cent ($0.15) per share dividend payable March 18, 2005 to all shareholders of record on March 11, 2005.

In the same meeting the Board of Directors increased the amount available for purchasing Escalade stock to $3,000,000 and authorized the Company to purchase shares on the open market or in private negotiated transactions.



Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

         (c)    Exhibits


              EXHIBIT
              NUMBER         DESCRIPTION
               99.1          Press release dated February 22, 2005
               99.2          Press release dated February 24, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Wabash, Indiana by the undersigned hereunto duly authorized.

Date:  February 24, 2005          ESCALADE, INCORPORATED

                                  By: /s/ TERRY D. FRANDSEN
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer

                                       3